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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 1, 2006


                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           NEW YORK                   1-4743                    11-1362020
        (State or Other            (Commission               (I.R.S. Employee
Jurisdiction of Incorporation)     File Number)           Identification Number)


           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)


        Registrant's Telephone Number, including Area Code: 718-392-0200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.01. OTHER EVENTS

      On February 28, 2006, Standard Motor Products, Inc.'s (the "Company") Rights Agreement or "poison pill" expired according to its stated terms. If the Company were ever to adopt another shareholder rights agreement, the Company would seek prior shareholder approval, unless due to time constraints or other reasons, the Board of Directors, in the exercise of its fiduciary responsibilities, determines it would be in the best interests of shareholders to adopt a shareholder rights agreement before obtaining shareholder approval. If the Company's Board were ever to adopt a shareholder rights agreement without prior shareholder approval, the Board would submit such agreement to shareholders for ratification within one year.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STANDARD MOTOR PRODUCTS, INC.


                             By: /s/ James J. Burke
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                                 James J. Burke
                                 Vice President Finance, Chief Financial Officer

Date: March 1, 2006